EXHIBIT 99.1
Agreement of Joint Filing
     Each of the undersigned hereby agrees to the joint filing on behalf of each of them of a Statement on Schedule 13D, and any amendments thereto, with respect to the Common Stock, $0.01 par value per share, of Primus Telecommunications Group, Incorporated and that this Agreement may be included as an Exhibit to such filing.
     Each of the undersigned represents and warrants to the others that the information about it contained in the Statement on Schedule 13D is, and in any amendment thereto will be, true, correct and complete in all material respects and in accordance with all applicable laws.
     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.
     IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of October 6, 2009.

Date: October 6, 2009	AIG GLOBAL SPORTS AND ENTERTAINMENT FUND, L.P.

	By:	AIG GSEF, L.P., its general partner

	By:	AIG GSEF Investments, Ltd., its general partner

	By: Name:	/s/ David Yeung David Yeung
	Title:	Director

Date: October 6, 2009	AIG GSEF, L.P.

	By:	AIG GSEF Investments, Ltd., its general partner

	By:	/s/ David Yeung

	Name:	David Yeung
	Title:	Director

Date: October 6, 2009	AIG GSEF INVESTMENTS, LTD.

	By:	/s/ David Yeung

	Name:	David Yeung
	Title:	Director

Date: October 6, 2009	AIG CAPITAL PARTNERS, INC.

	By:	/s/ David Yeung

	Name:	David Yeung
	Title:	President and CEO

Date: October 6, 2009	AIG GLOBAL EMERGING MARKETS FUND, L.L.C.

	By:	AIG CAPITAL PARTNERS, INC.

	By: Name:	/s/ David Yeung David Yeung
	Title:	President and CEO

Date: October 6, 2009	GEM PARALLEL FUND, L.P.

	By:	AIG CAPITAL PARTNERS, INC.

	By:	/s/ David Yeung

	Name:	David Yeung
	Title:	President and CEO

Date: October 6, 2009	AIG GLOBAL ASSET MANAGEMENT HOLDINGS CORP.

	By:	/s/ Win Neuger

	Name:	Win Neuger
	Title:	Director

Date: October 6, 2009	AIG CAPITAL CORPORATION

	By:	/s/ Win Neuger

	Name:	Win Neuger
	Title:	Director

Date: October 6, 2009	AMERICAN INTERNATIONAL GROUP, INC.

	By:	/s/ Monika M. Machon

	Name:	Monika M. Machon
	Title:	Senior Vice President and Chief Investment Officer